4869-4999-9400.5 LOAN AGREEMENT between ARKANSAS DEVELOPMENT FINANCE AUTHORITY, as Issuer and each of UNITED STATES STEEL CORPORATION, as Company and EXPLORATORY VENTURES, LLC, as Operating Company relating to $290,000,000 Arkansas Development Finance Authority Environmental Improvement Revenue Bonds, Series 2022 (United States Steel Corporation Project) (Green Bonds) Dated as of September 1, 2022 The interest of the Arkansas Development Finance Authority in this Loan Agreement has been assigned (except for the Unassigned Issuer’s Rights) pursuant to the Trust Indenture dated as of the date hereof between the Arkansas Development Finance Authority and The Bank of New York Mellon Trust Company, N.A., as trustee, and is subject to the security interest of The Bank of New York Mellon Trust Company, N.A., as trustee.

TABLE OF CONTENTS Page 4869-4999-9400.5 ARTICLE I DEFINITIONS Section 1.01. Use of Defined Terms ...................................................................................... 2 Section 1.02. Definitions........................................................................................................ 2 Section 1.03. Interpretation .................................................................................................... 6 Section 1.04. Captions and Headings .................................................................................... 6 ARTICLE II REPRESENTATIONS Section 2.01. Representations and Covenants of Issuer ........................................................ 7 Section 2.02. Representations and Covenants of Company and Operating Company .......... 8 ARTICLE III ISSUANCE OF BONDS; COMPLETION OF PROJECT FACILITIES Section 3.01. Issuance of Bonds .......................................................................................... 10 Section 3.02. Completion of Project Facilities .................................................................... 10 Section 3.03. Use of Proceeds.............................................................................................. 10 Section 3.04. Investment of Fund Moneys .......................................................................... 11 Section 3.05. Issuer’s Fee .................................................................................................... 11 ARTICLE IV LOAN BY ISSUER, REPAYMENT OF INSTALLMENT PAYMENTS AND ADDITIONAL PAYMENTS Section 4.01. Loan of Proceeds; Installment and Purchase Price Payments ....................... 12 Section 4.02. Additional Payments ...................................................................................... 13 Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Redemption of Bonds ......... 13 Section 4.04. Obligations Unconditional ............................................................................. 14 Section 4.05. Assignment by Company ............................................................................... 14 Section 4.06. Assignment by Issuer ..................................................................................... 14 Section 4.07. Limitation of Issuer’s Liability ...................................................................... 15 ARTICLE V ADDITIONAL AGREEMENTS AND COVENANTS Section 5.01. Lease, Sale or Grant of Use of Project Facilities by Operating Company ........................................................................................................ 15 Section 5.02. Indemnification of Issuer, Trustee and Tender Agent ................................... 15 Section 5.03. Company and Operating Company Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds ....................................................... 19 Section 5.04. Company and Operating Company to Maintain their Existence; Mergers or Consolidations ............................................................................. 20 Section 5.05. Reports and Audits ......................................................................................... 21 Section 5.06. Insurance ........................................................................................................ 21 Section 5.07. Green Bonds Certificate ................................................................................. 21

ii 4869-4999-9400.5 Section 5.08. Company to Furnish Notices and Opinions Relating to Changes in Interest Rate Periods ...................................................................................... 22 ARTICLE VI OPTIONS; PREPAYMENT OF INSTALLMENT PAYMENTS Section 6.01. Options to Terminate Agreement................................................................... 22 Section 6.02. Optional and Extraordinary Optional Redemption; Option to Prepay Installment Payments under Indenture........................................................... 22 Section 6.03. Mandatory Prepayment of Installment Payments .......................................... 22 Section 6.04. Actions by Issuer............................................................................................ 23 Section 6.05. Release of Indenture in Event of Prepayment of Installment Payments ........ 23 ARTICLE VII EVENTS OF DEFAULT AND REMEDIES Section 7.01. Events of Default ........................................................................................... 23 Section 7.02. Remedies on Default ...................................................................................... 24 Section 7.03. No Remedy Exclusive.................................................................................... 24 Section 7.04. Agreement to Pay Fees and Expenses ........................................................... 24 Section 7.05. No Waiver ...................................................................................................... 25 Section 7.06. Notice of Default............................................................................................ 25 ARTICLE VIII MISCELLANEOUS Section 8.01. Term of Agreement ........................................................................................ 25 Section 8.02. Amounts Remaining in Funds ....................................................................... 25 Section 8.03. Notices ........................................................................................................... 25 Section 8.04. Extent of Covenants of Issuer; No Personal Liability ................................... 25 Section 8.05. Binding Effect ................................................................................................ 26 Section 8.06. Amendments and Supplements ...................................................................... 26 Section 8.07. Execution Counterparts .................................................................................. 26 Section 8.08. Severability .................................................................................................... 26 Section 8.09. Governing Law; Venue .................................................................................. 26 Section 8.10. Further Assurances and Corrective Instruments ............................................ 27 Section 8.11. Issuer, Company and Operating Company Representatives .......................... 27 Section 8.12. Immunity of Incorporators, Stockholders, Officers and Directors ................ 27 Section 8.13. Delegation of Duties and Assignment of Rights by Issuer ............................ 27 Section 8.14. Survival of Fee Obligation ............................................................................. 27 Section 8.15. Liability of Issuer Limited ............................................................................. 27 Section 8.16. Waiver of Personal Liability .......................................................................... 28 Section 8.17. No Constitutional Debt .................................................................................. 28 Section 8.18. Section Headings ........................................................................................... 29 Section 8.19. Concerning the Trustee .................................................................................. 29 Section 8.20. Joinder of Operating Company ...................................................................... 29 EXHIBIT A PROJECT FACILITIES EXHIBIT B FORM OF DISBURSEMENT REQUEST EXHIBIT C FORM OF COMPLETION CERTIFICATE

4869-4999-9400.5 LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) made and entered into as of September 1, 2022, by and between the ARKANSAS DEVELOPMENT FINANCE AUTHORITY (the “Issuer”), a public body politic and corporate created and existing under the laws of the State of Arkansas (the “State”), duly organized and validly existing under and by virtue of the Arkansas Development Finance Authority Act, Title 15, Chapter 5, Subchapters 1 through 3 of the Arkansas Code of 1987 Annotated, as amended (the “Act”), and each of UNITED STATES STEEL CORPORATION, a corporation duly organized and existing under and pursuant to the laws of the State of Delaware (the “Company”) and duly qualified to own property and transact business in the State, and EXPLORATORY VENTURES, LLC, a limited liability company duly organized and existing under and pursuant to the laws of the State of Delaware (the “Operating Company”) and duly qualified to own property and transact business in the State, under the circumstances summarized in the following recitals (capitalized terms used herein and not defined in the recitals have the meanings set forth in Article I hereof or elsewhere in this Agreement): W I T N E S S E T H: WHEREAS, by virtue of the Act and pursuant to its corporate authorization, the Issuer is authorized to enter into this Agreement and to do or cause to be done all the acts and things herein or in the Indenture (as defined herein) provided or required to be done by it, to issue the Bonds (as defined herein) and to loan the proceeds of the sale of such Bonds to the Company to (a) finance or refinance a portion of the costs of the acquisition, construction, equipping and installation of certain solid waste disposal facilities described in Exhibit A hereto constituting an “industrial enterprise” within the meaning of the Act (the “Project Facilities”) at the flat-rolled steel mill under construction by the Operating Company, an indirect subsidiary of the Company, near Osceola in Mississippi County, Arkansas and (b) pay certain costs of issuing the Bonds; and WHEREAS, in order to provide funds for the purposes stated above, the Issuer has determined, at the request of the Company and the Operating Company, to issue its Environmental Improvement Revenue Bonds, Series 2022 (United States Steel Corporation Project) (Green Bonds), in the aggregate principal amount of $290,000,000 (the “Bonds”), under the Trust Indenture (the “Indenture”) dated as of September 1, 2022, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and has determined to enter into this Agreement and to secure the Bonds by the pledge and assignment of Installment Payments to be made by the Company hereunder; and WHEREAS, the Company also has agreed under this Agreement to pay, or cause to be paid, when due certain expenses and other costs incurred by the Issuer and the Trustee in connection with this Agreement, the Indenture and the issuance of the Bonds; and WHEREAS, the Bonds are special, limited revenue obligations of the Issuer payable solely from the Pledged Receipts, as defined in the Indenture, and in no event shall the Bonds constitute an indebtedness of the State or any political subdivision or agency thereof or an indebtedness for which the faith and credit of the State or any political subdivision or agency thereof or any of their

2 4869-4999-9400.5 revenues are pledged or an indebtedness secured by a lien on or a security interest in any property of the State or any political subdivision or agency thereof; and WHEREAS, all acts and things have been done and performed which are necessary to make the Bonds, when executed and delivered by the Issuer and authenticated by the Trustee, the legal, valid and binding special limited revenue obligations of the Issuer in accordance with the terms thereof. NOW, THEREFORE, for and in consideration of the premises, the respective representations and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto, recognizing that under the Act this Agreement shall not in any way obligate the State or any political subdivision or agency thereof, including, without limitation, the Issuer, to raise any money by taxation or use other public moneys for any purpose in relation to the Project Facilities and that neither the State nor any political subdivision or agency thereof, including, without limitation, the Issuer, shall pay or promise to pay any debt or meet any financial obligation to any Person at any time in relation to the Project Facilities, except from moneys received or to be received under the provisions of this Agreement or derived from the exercise of the rights of the Issuer hereunder, agree as follows: ARTICLE I DEFINITIONS Section 1.01. Use of Defined Terms. In addition to the words and terms defined elsewhere in this Agreement, or by reference to another document, the words and terms set forth in Section 1.02 shall have the meanings set forth therein unless the content or use clearly indicates another meaning or intent. In addition, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. Section 1.02. Definitions. The following terms shall have the following meanings: “Act” means the Arkansas Development Finance Authority Act, Title 15, Chapter 5, Subchapters 1 through 3 of the Arkansas Code of 1987 Annotated, as amended. “Additional Payments” means payments due hereunder as described in Section 4.02 hereof in addition to the Installment Payments and to payments of Purchase Price. “Agreement” means this Loan Agreement as amended or supplemented from time to time. “Bond Purchase Agreement” means the Bond Purchase Agreement among the Company, the Issuer and the Underwriter with respect to the Bonds. “Bonds” has the meaning set forth in the recitals to this Agreement. “Code” means the Internal Revenue Code of 1986, as amended, the regulations (whether proposed, temporary or final) under that Code or the statutory predecessor of that Code, and any amendments of, or successor provisions to, the foregoing and any official rulings, announcements,

3 4869-4999-9400.5 notices, procedures and judicial determinations regarding any of the foregoing, all as and to the extent applicable. Unless otherwise indicated, reference to a Section of the Code means that Section of the Code, including such applicable regulations, rulings, announcements, notices, procedures and determinations pertinent to that Section of the Code. “Company Documents” has the meaning set forth in Section 2.02(b). “Company Purchase Date” means, with respect to the related Bonds, any date on which the Company purchases such Bonds in lieu of optional redemption under Section 4.07 of the Indenture. “Completion Certificate” means a certificate in substantially the form attached hereto as Exhibit C. “Continuing Disclosure Agreement” means the Continuing Disclosure Agreement, dated the Date of Issuance, executed by the Company, as originally executed or as it may from time to time be supplemented or amended. “Conversion Date” means each Business Day, other than a Mandatory Purchase Date, on which Bonds are subject to optional redemption under Section 4.02(a), (b) or (c) of the Indenture and are converted at the option of the Company in accordance with Section 2.04 of the Indenture (1) from the Term Interest Rate Period then in effect for such Bonds to a Fixed Interest Rate Period or vice versa, (2) from a Term Interest Rate Period then in effect for such Bonds to another Term Interest Rate Period or (3) from a Fixed Interest Rate Period then in effect for such Bonds to another Fixed Interest Rate Period, and in each case on which such Bonds are required to be tendered for purchase in accordance with Section 4.08 of the Indenture. “Event of Default” means any of the events described as an Event of Default in Section 7.01. “Indenture” means the Trust Indenture dated as of even date with this Agreement, between the Issuer and the Trustee, as amended or supplemented from time to time. “Installment Payments” means the amounts required to be paid by the Company to the Trustee on behalf of the Issuer as described in, and pursuant to, Section 4.01(a) on each date on which payment of principal or redemption price of, or premium, if any, or interest on, the Bonds is due, as installments for the repayment of the Loan, sufficient to enable the Trustee to make such payment in full. “Issuer” means the Arkansas Development Finance Authority, a public body politic and corporate created and existing under the laws of the State, particularly the Act. “Loan” means the loan of the proceeds of the sale of the Bonds from the Issuer to the Company as provided in Section 4.01. “Mandatory Purchase Date” means with respect to Bonds in a Term Interest Rate Period, the Business Day next succeeding the last designated day of such Term Interest Rate Period as specified by the Company in its notice described in Section 2.04(b)(i) of the Indenture and on

4 4869-4999-9400.5 which such Bonds are required to be tendered for purchase in accordance with Section 4.08 of the Indenture. “Notice Address” means: (a) As to the Issuer: Arkansas Development Finance Authority 1 Commerce Way, Suite 602 Little Rock, Arkansas 72202 Attention: President Email: mark.conine@arkansas.gov Facsimile: (501) 682-5939 Telephone: (501) 682-5900 With a copy to the Issuer at: Arkansas Development Finance Authority 1 Commerce Way, Suite 602 Little Rock, Arkansas 72202 Attention: Public Finance Officer Email: robert.arrington@arkansas.gov Facsimile: (501) 682-5939 Telephone: (501) 682-5900 And a copy to: Arkansas Development Finance Authority 1 Commerce Way, Suite 602 Little Rock, Arkansas 72202 Attention: Finance Manager Email: kim.poposky@arkansas.gov Facsimile: (501) 682-5939 Telephone: (501) 682-5900 (b) As to the Company: United States Steel Corporation 600 Grant Street, 61st Floor Pittsburgh, Pennsylvania 15219-2800 Attention: Vice President - Treasurer & Chief Risk Officer Facsimile: (412) 433-1167

5 4869-4999-9400.5 With a copy to the Company at: United States Steel Corporation 600 Grant Street, 19th Floor Pittsburgh, Pennsylvania 15219-2800 Attention: Manager – Corporate Finance Facsimile: (412) 433-4567 (c) As to the Operating Company: Exploratory Ventures, LLC 2027 East State Highway 198 Osceola, Arkansas 72370 Attention: Chief Administrative Officer, Chief Compliance Officer and General Counsel E-mail: ltrammell@bigriversteel.com Office: (870) 559-3123 Mobile: (586) 322-6633 With a copy to the Operating Company at: Exploratory Ventures, LLC 2027 East State Highway 198 Osceola, Arkansas 72370 Attention: Treasurer Facsimile: (412) 433-1167 (d) As to the Trustee: The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Floor Pittsburgh, Pennsylvania 15259 Attention: Corporate Trust Administration Facsimile: (412) 236-0870 or such additional or different address, notice of which is given under Section 8.03. “Operating Company Documents” has the meaning set forth in Section 2.02(c). “Person” (or words importing persons) means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. “Project Facilities” means the solid waste disposal facilities of the Operating Company constituting an “industrial enterprise” within the meaning of the Act financed or refinanced with the proceeds of the sale of the Bonds, as more fully described in Exhibit A, as Exhibit A may be amended as provided in Section 11.01 of the Indenture.

6 4869-4999-9400.5 “Purchase Price” means (a) with respect to Bonds to be purchased on a Company Purchase Date pursuant to Section 4.07 of the Indenture or a Conversion Date pursuant to Section 4.08 of the Indenture, an amount equal to the redemption price at which such Bonds would have been redeemed under the Indenture if such Bonds were redeemed rather than purchased on such Company Purchase Date or Conversion Date, and (b) with respect to Bonds to be purchased on a Mandatory Purchase Date pursuant to Section 4.08 of the Indenture, an amount equal to the principal amount of the Bonds to be purchased on such Mandatory Purchase Date. Because each Company Purchase Date, Conversion Date and Mandatory Purchase Date is an Interest Payment Date, any accrued interest due on Bonds on such dates will be paid as interest due on such Bonds on such dates and not as part of the Purchase Price. “Tax Regulatory Agreement” means the Tax Regulatory Agreement with respect to the Bonds, dated the Date of Issuance between the Issuer and each of the Company and the Operating Company, and any permitted amendments or supplements thereto. “Underwriter” means BofA Securities, Inc., on behalf of itself and as representative of a group of underwriters named in the Bond Purchase Agreement. Section 1.03. Interpretation. Unless the context clearly indicates otherwise, the capitalized terms defined in this Article I and in the Indenture shall, for all purposes of this Agreement and all agreements supplemental hereto, have the meanings hereby ascribed to them. Such terms, together with all other provisions of this Agreement, shall be read and understood in a manner consistent with the provisions of the Act. Words or phrases importing the masculine gender shall be read and understood to include the feminine and neuter genders and those importing number shall include singular or plural, both as appropriate to the context. Any reference herein to the Issuer, to its board or to officers thereof, includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their functions. Any reference to a section, provision or chapter of the laws of the State or to any statute of the United States of America includes that section, provision or chapter or statute as amended, modified, revised, supplemented or superseded from time to time; provided, that no such amendment, modification or similar change shall apply solely by reason of this provision, if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Bondholders, the Trustee, the Company or the Operating Company under this Agreement. Section 1.04. Captions and Headings. The captions and headings in this Agreement are solely for convenience of reference and in no way define, limit or describe the scope or intent of any articles, sections, subsections, paragraphs, subparagraphs or clauses hereof.

7 4869-4999-9400.5 ARTICLE II REPRESENTATIONS Section 2.01. Representations and Covenants of Issuer. The Issuer represents and covenants that: (a) It is a public body politic and corporate created and existing under the Act and, under the provisions of the Act and applicable laws of the State, the Issuer is authorized to enter into the transactions contemplated by this Agreement and the Indenture and to carry out its obligations hereunder and thereunder. (b) Based upon representations of the Operating Company and the Company, the Project Facilities are solid waste disposal facilities constituting an “industrial enterprise” within the meaning of the Act; provided, however, the Issuer makes no representation or warranty concerning the suitability of the Project Facilities for the purpose for which they are being undertaken by the Operating Company and the Issuer has not made any independent investigation as to the feasibility of the Project Facilities or the creditworthiness of the Company or the Operating Company. Each Underwriter and Holder shall make its own independent investigation as to the creditworthiness and feasibility of the Project Facilities, independent of any representation or warranty of the Issuer. (c) All requirements of the Act with respect to the issuance of the Bonds and the execution of this Agreement by the Issuer have been complied with and issuing the Bonds and entering into this Agreement by the Issuer will be in furtherance of the purposes of the Act. (d) Under the provisions of the Act, the Issuer has full legal right, power and authority to enter into the transactions contemplated by this Agreement and the Indenture and to carry out its obligations hereunder and thereunder and by proper action, the Issuer has duly authorized the execution, delivery and performance of its obligations under this Agreement and the Indenture. (e) This Agreement and the Indenture each constitutes the legal, valid, and binding limited obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, and other laws affecting creditors’ rights generally from time to time in effect, and rights of acceleration, indemnity, and contribution, and the availability of equitable remedies may be limited by equitable principles. (f) The issuance and sale of the Bonds, the execution and delivery of this Agreement and the assignment of this Agreement to the Trustee (other than the Unassigned Issuer’s Rights), and the performance of all covenants and agreements of the Issuer contained in the Bonds, the Tax Regulatory Agreement and this Agreement have been duly authorized by resolutions of the governing body of the Issuer adopted at meetings thereof

8 4869-4999-9400.5 duly called and held by the affirmative vote of not less than a majority of a quorum present at such meeting. (g) It agrees to issue the Bonds and to loan the proceeds thereof to the Company for the purpose of providing financing or refinancing of the acquisition, construction, equipping and installation of the Project Facilities and to pay certain costs of issuing the Bonds. (h) The execution and delivery of this Agreement, the Indenture and the Tax Regulatory Agreement by the Issuer do not, and the consummation by the Issuer of the transactions contemplated hereby and thereby and the performance by the Issuer of its obligations hereunder and thereunder will not, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is now a party or by which it is now bound. (i) It has not and will not pledge the amounts derived from this Agreement other than to secure the Bonds. (j) It has awarded State volume cap in an amount at least equal to the aggregate principal amount of the Bonds. Section 2.02. Representations and Covenants of Company and Operating Company. The Company and/or the Operating Company represent and covenant that: (a) The Company is a corporation duly organized and existing under and pursuant to the laws of the State of Delaware. The Company is qualified to do business in the State. The Operating Company is a limited liability company duly organized and existing under and pursuant to the laws of the State of Delaware. The Operating Company is qualified to do business in the State. (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement, the Tax Regulatory Agreement, the Bond Purchase Agreement and the Continuing Disclosure Agreement (collectively, the “Company Documents”) and to enter into and carry out the transactions contemplated by the Company Documents; such execution, delivery and performance does not, and will not, violate any provision of law applicable to the Company or the Company’s articles of incorporation, code of regulations, bylaws or other corporate charter or similar instrument each as may be amended, and does not, and will not, conflict with or result in a default under any agreement or instrument to which the Company is a party or by which it is bound; the Company Documents have, by proper action, been duly authorized, executed and delivered by the Company and all steps necessary have been taken to constitute the Company Documents legal, valid and binding obligations of the Company. The Operating Company is an indirect subsidiary of the Company, and the Company has control over the Operating Company. (c) The Operating Company has full power and authority to execute, deliver and perform its obligations under this Agreement and the Tax Regulatory Agreement

9 4869-4999-9400.5 (collectively, the “Operating Company Documents”) and to enter into and carry out the transactions contemplated by the Operating Company Documents; such execution, delivery and performance does not, and will not, violate any provision of law applicable to the Operating Company or the Operating Company’s certificate of formation, limited liability company agreement, bylaws or other organizational document or similar instrument each as may be amended, and does not, and will not, conflict with or result in a default under any agreement or instrument to which the Operating Company is a party or by which it is bound; the Operating Company Documents have, by proper action, been duly authorized, executed and delivered by the Operating Company and all steps necessary have been taken to constitute the Operating Company Documents legal, valid and binding obligations of the Operating Company. (d) No approval, consent or other action by, or filing with, any governmental authority or agency is required to be obtained or accomplished by the Company in connection with the Company Documents that has not been obtained or accomplished, or will not be obtained or accomplished by the Date of Issuance of the Bonds, the failure of which will not have a materially adverse effect on the Company’s ability to execute, deliver and perform the Company Documents or the transactions contemplated herein or therein. (e) No approval, consent or other action by, or filing with, any governmental authority or agency is required to be obtained or accomplished by the Operating Company in connection with the Operating Company Documents that has not been obtained or accomplished, or will not be obtained or accomplished by the Date of Issuance of the Bonds, the failure of which will not have a materially adverse effect on the Operating Company’s ability to execute, deliver and perform the Operating Company Documents or the transactions contemplated herein or therein. (f) Each of the Project Facilities will, at the time it is placed in service, be a solid waste disposal facility constituting an “industrial enterprise” within the meaning of the Act. (g) Each one and all of the representations and warranties of the Company contained in the Tax Regulatory Agreement, as executed and delivered simultaneously with this Agreement, are true and correct. Each one and all of the representations and warranties of the Operating Company contained in the Tax Regulatory Agreement, as executed and delivered simultaneously with this Agreement, are true and correct. (h) The Company will enter into a continuing disclosure agreement in order that the Underwriter can comply with the applicable requirements of Rule 15c2-12 as promulgated by the Securities and Exchange Commission (“Rule 15c2-12”) and recognizes that the Issuer is not an “obligated person” within the meaning of Rule 15c2-12.

10 4869-4999-9400.5 ARTICLE III ISSUANCE OF BONDS; COMPLETION OF PROJECT FACILITIES Section 3.01. Issuance of Bonds. To provide funds to finance or refinance the costs of the acquisition, construction, equipping and installation of the Project Facilities, upon satisfaction of the conditions set forth herein and in the Bond Resolution, the Issuer will issue, sell and deliver the Bonds and will lend the proceeds received by it from the sale of the Bonds to the Company. The Bonds will be issued in accordance with and pursuant to the Indenture in the aggregate principal amount, will bear interest at the rate or rates, will mature and will be subject to redemption as set forth therein. The Company and the Operating Company each hereby approves the terms and conditions of the Indenture, and the Bonds, and the terms and conditions under which the Bonds will be issued, sold and delivered. Section 3.02. Completion of Project Facilities. The Operating Company represents that the acquisition, construction, equipping, installation, operation and use of the Project Facilities will occur, and that the proceeds derived from the sale of the Bonds provided by the Company to the Operating Company, including any investment thereof, will be expended, in accordance with the provisions of the Bond Resolution, this Agreement, the Indenture and the Tax Regulatory Agreement. The Company and the Operating Company each hereby acknowledges and agrees that there is no implied or express warranty by the Issuer that the proceeds of the Bonds will be sufficient to pay all costs of the acquisition, construction, equipping and installation of the Project Facilities. Upon completion of the acquisition, construction, equipping and installation of the Project Facilities, and in any event not more than 90 days thereafter, the Company or the Operating Company shall deliver the Completion Certificate to the Trustee. Section 3.03. Use of Proceeds. The proceeds from the sale of the Bonds shall be deposited in the Project Fund and used to finance or refinance the costs of the acquisition, construction, equipping and installation of the Project Facilities. Each disbursement request shall be on the form attached hereto as Exhibit B, executed by an Authorized Company Representative. Subject to the provisions below, disbursements from the Project Fund shall be made only to reimburse or pay the Company or the Operating Company, or any person designated by the Company, for the following: (a) Costs incurred directly or indirectly for or in connection with the acquisition, construction, equipping and installation of the Project Facilities, including costs incurred in respect of the Project Facilities for preliminary planning and studies; architectural, legal, engineering, surveying, accounting, consulting, supervisory and other services; labor, services and materials; and recording of documents and title work. (b) Subject to the limitations set forth in the Code, financial, legal, accounting, printing and engraving fees, charges and expenses, and all other such fees, charges and expenses incurred in connection with the authorization, sale, issuance and delivery of the Bonds.

11 4869-4999-9400.5 (c) Any other costs, expenses, fees and charges properly chargeable to the cost of the acquisition, construction, equipping or installation of the Project Facilities, including interest on the Bonds prior to the time the Project Facilities are placed in service, and that comply with the Company’s and the Operating Company’s representations and warranties in Section 2.02 of this Agreement. (d) All moneys remaining in the Project Fund after the completion of the acquisition, construction, equipping and installation of the Project Facilities and after payment or provision for payment thereof and all other items provided for in the preceding subsections (a) to (c), inclusive, of this Section, shall, at the written direction of an Authorized Company Representative, be used in accordance with Section 5.01(f) of the Indenture. Section 3.04. Investment of Fund Moneys. At the written direction of the Authorized Company Representative to the Trustee, any moneys held as part of the Project Fund, the Bond Fund and the Rebate Fund shall be invested or reinvested by the Trustee in Eligible Investments. The Issuer has no right to direct the investment of any moneys held in such Funds and the Company hereby covenants that it will restrict any investment and reinvestment of any moneys held in such Funds and the use of the proceeds of the Bonds in such manner and to such extent, if any, that the Bonds will not constitute arbitrage bonds under Section 148 of the Code. Each of the Company and the Operating Company shall provide the Issuer with a certificate of an appropriate officer, employee or agent of or consultant to the Company or the Operating Company for inclusion in the transcript of proceedings for the Bonds, setting forth the reasonable expectations of the Company and the Operating Company on the date of delivery of and payment for the Bonds regarding the amount and use of the proceeds of the Bonds and the facts, estimates and circumstances on which those expectations are based. The Company agrees that at no time shall any funds constituting gross proceeds of the Bonds be used in any manner to cause or result in a prohibited payment under applicable regulations pertaining to, or in any other fashion as would constitute failure of compliance with, Section 148 of the Code. If there is any amount required to be paid to the United States pursuant to Section 148(f) of the Code or Section 5.03 of the Indenture, the Company shall pay such amount to the Trustee for deposit to the Rebate Fund created under Section 5.03 of the Indenture, who will, acting on behalf of the Company, submit the payment to the United States. The Company shall provide to the Trustee and the Issuer the rebate computations required to be made pursuant to the Tax Regulatory Agreement and Section 5.03 of the Indenture, and the Trustee shall keep such records of such computations. Section 3.05. Issuer’s Fee. The Company will pay the Issuer’s closing fee in the amount of $290,000 and the Issuer’s counsel fee in the amount of $95,000, together with out-of-pocket disbursements and expenses related thereto, on the Date of Issuance of the Bonds. The Company will also pay any other administrative expenses of the Issuer incurred in connection with the financing or refinancing of the acquisition, construction, equipping and installation of the Project Facilities, and any such additional fees and expenses (including reasonable and documented out-

12 4869-4999-9400.5 of-pocket attorney’s fees) incurred by the Issuer in connection with inquiring into, or enforcing, the performance of the Company’s obligations hereunder, within 30 days of receipt of a statement from the Issuer requesting payment of such amount. ARTICLE IV LOAN BY ISSUER, REPAYMENT OF INSTALLMENT PAYMENTS AND ADDITIONAL PAYMENTS Section 4.01. Loan of Proceeds; Installment and Purchase Price Payments. (a) The Issuer agrees, upon the terms and conditions contained in this Agreement, to lend to the Company an amount equal to the principal amount of the Bonds, notwithstanding whether the proceeds received by the Issuer from the sale of the Bonds shall be greater or less than such principal amount of the Bonds. Such proceeds shall be disbursed to or on behalf of the Company and/or the Operating Company as provided in Section 3.03. On each date on which any payment of principal or redemption price of, or premium, if any, or interest on, the Bonds shall become due (whether at maturity, or upon redemption or acceleration or otherwise), the Company will pay or cause to be paid to the Trustee, for the account of the Issuer and in immediately available funds, as a Loan repayment installment, an amount which, together with other moneys held by the Trustee under the Indenture and available therefor, will enable the Trustee to make each such payment of principal or redemption price of, or premium, if any, or interest on, the Bonds then due to the Bondholders, in full and in a timely manner (the “Installment Payments”). In furtherance of the foregoing, so long as any Bonds are outstanding, the Company will pay or cause to be paid all amounts required to prevent any deficiency or default in any payment of principal or redemption price of, and premium, if any, and interest on, the Bonds, including any deficiency caused by an act or failure to act by the Trustee, the Company, the Operating Company, the Issuer or any other Person. The Issuer assigns all amounts payable under this subsection by the Company to the Trustee pursuant to the Indenture for the benefit of the Bondholders. The Company assents to such assignment. Accordingly, the Company will pay directly to the Trustee at its designated office all payments payable by the Company pursuant to this subsection. As security in part for the payment of the Bonds, the Issuer will assign to the Trustee the Issuer’s rights under this Agreement (except the Unassigned Issuer’s Rights), and the Issuer hereby directs the Company to make or cause the Installment Payments required hereunder to be made (except such payments for expenses and indemnification included in the Unassigned Issuer’s Rights) directly to the Trustee. The Company hereby assents to such assignment and agrees to make payments directly to the Trustee without defense or set-off by reason of any dispute between the Company and the Issuer or the Trustee. (b) The Company will also pay or cause to be paid in immediately available funds to the Trustee or the Tender Agent, as the case may be, by 4:00 p.m., New York City time, on each day on which a payment of the Purchase Price of a Bond which the Company has opted to purchase

13 4869-4999-9400.5 in lieu of optional redemption pursuant to Section 4.07 of the Indenture shall become due and on each Conversion Date and Mandatory Purchase Date on which a payment of the Purchase Price of a Bond which has been tendered (or deemed tendered) for purchase pursuant to Section 4.08 of the Indenture shall become due, an amount which, together with other moneys held by the Trustee or the Tender Agent under the Indenture and available therefor, will enable the Trustee or the Tender Agent, as the case may be, to make such payment in full in a timely manner. Section 4.02. Additional Payments. The Company will also pay the following upon demand after receipt of a bill therefor: (a) The reasonable and documented out-of-pocket fees and expenses, including reasonable attorneys’ fees, of the Issuer incurred in connection with this Agreement, the Indenture, the Tax Regulatory Agreement and the Bonds, and the making of any amendment or supplement thereto, including, but not limited to: (i) those described in Section 3.05 (which includes, among other fees and expenses, the fees and expenses associated with the drafting, execution and delivery of this Agreement, the Indenture, the Tax Regulatory Agreement, the Bond Purchase Agreement and the Bonds), (ii) those described in Section 7.04 and (iii) any other payments or indemnification required under Section 5.02. (b) The reasonable and documented out-of-pocket fees and expenses of the Trustee and any Tender Agent and Remarketing Agent under the Indenture, including reasonable attorneys’ fees, for any services rendered by the Trustee and any Tender Agent and Remarketing Agent under the Indenture, including those of the Trustee described in Section 7.04 in connection with inquiring into or enforcing the performance of the Company’s or the Operating Company’s obligations hereunder, and any other payments or indemnification required under Section 5.02, such fees, expenses and payments to be paid directly to the Trustee, the Tender Agent or the Remarketing Agent for its own account as and when such fees and expenses become due and payable. The Company further agrees to pay all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) of the Issuer and the Trustee and any Tender Agent and Remarketing Agent incurred after the initial issuance of the Bonds in the preparation of any responses, reproduction of any documentation or participation in any inquiries, investigations or audits from any Person solely or primarily in connection with the Bonds, including without limitation, the Internal Revenue Service, the Securities Exchange Commission or other governmental agency. Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Redemption of Bonds. The Company may at any time deposit moneys in the Bond Fund, without premium or penalty, to be held by the Trustee for application to Installment Payments not yet due and payable, and the Issuer agrees that the Trustee shall accept such deposits when tendered by the Company. Such deposits shall be credited against the Installment Payments, or any portion thereof, in the order of their due dates. Such deposits shall not in any way alter or suspend the obligations of the Company under this Agreement during the term hereof as provided in Section 8.01.

14 4869-4999-9400.5 In addition, the Company may deliver moneys to the Trustee as a prepayment of Installment Payments pursuant to Sections 6.01 and 6.02 to be used for the optional redemption of Bonds and shall deliver moneys to the Trustee for the Extraordinary Mandatory Redemption of Bonds in accordance with Section 4.02(e) of the Indenture. Section 4.04. Obligations Unconditional. The obligations of the Company to make payments required by Sections 4.01, 4.02 and 4.03 and to perform its other agreements contained herein shall be absolute and unconditional, and the Company shall make such payments without abatement, diminution or deduction regardless of any cause or circumstance whatsoever, including, without limitation, damage, destruction or condemnation of the Project Facilities (the risk of which shall be borne exclusively by the Operating Company and the Company) and any defense (other than payment), setoff, recoupment or counterclaim which the Company may have or assert against the Issuer, the Trustee or any other Person. Section 4.05. Assignment by Company. Rights granted to the Company under this Agreement may be assigned in whole or in part by the Company without the necessity of obtaining the consent of the Issuer or the Trustee, subject, however, to each of the following conditions: (a) unless waived by the Issuer or the Trustee, the Company shall notify the Issuer, the Trustee and the Operating Company in writing of the identity of any assignee at least 30 days prior to the effective date of such assignment; (b) no assignment shall relieve the Company from primary liability hereunder for its obligations hereunder, and the Company shall continue to remain primarily liable for the payment of the Installment Payments and Additional Payments and any other payments due under this Agreement and for performance and observance of the agreements on its part herein provided to be performed and observed by it; (c) any assignment from the Company must retain for the Company such rights and interests as will permit it to perform, and to cause the Operating Company to perform, their respective obligations under this Agreement; (d) the Company shall, within 30 days after the execution thereof, furnish or cause to be furnished to the Issuer, the Trustee and the Operating Company a true and complete copy of each such assignment; (e) any assignment from the Company shall not materially impair fulfillment of the purposes to be accomplished by the operation by the Operating Company of the Project Facilities as solid waste disposal facilities constituting an “industrial enterprise” within the meaning of the Act; and (f) the Company shall deliver an Opinion of Nationally Recognized Bond Counsel to the Issuer and the Trustee at or prior to the effective date of such assignment to the effect that the assignment will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. Section 4.06. Assignment by Issuer. The Issuer will assign its rights under and interest to this Agreement (except for the Unassigned Issuer’s Rights) to the Trustee pursuant to the

15 4869-4999-9400.5 Indenture as security for the payment of the Bonds. Otherwise, the Issuer will not sell, assign or otherwise dispose of its rights under or interest in this Agreement nor create or permit to exist any lien, encumbrance or security interest thereon. Section 4.07. Limitation of Issuer’s Liability. The Bonds are special, limited revenue obligations of the Issuer and the Bond Service Charges thereon shall be paid equally and ratably by the Trustee on behalf of the Issuer solely from the Pledged Receipts, including the Installment Payments to be made by the Company under this Agreement, and the payments of Purchase Price shall be paid by the Trustee or the Tender Agent, as the case may be, solely from the sources specified in Section 4.09 of the Indenture, and the Issuer has no obligation to seek collection of any such payments. The Company hereby acknowledges the above and its agreements in Sections 4.01(a) and 4.01(b) to pay such amounts as are required from time to time to prevent any deficiency or default in the payment of the Bond Service Charges and Purchase Price payments. ARTICLE V ADDITIONAL AGREEMENTS AND COVENANTS Section 5.01. Lease, Sale or Grant of Use of Project Facilities by Operating Company. Subject to the provisions of Section 5.03, the Operating Company may lease, sell or grant the right to occupy and use the Project Facilities, in whole or in part, to others, including without limitation to the City of Osceola, Arkansas in connection with the abatement of a portion of certain ad valorem taxes that would otherwise be levied on the Project Facilities by local public bodies with taxing authority; provided that: (a) no such grant, sale or lease shall relieve the Company or the Operating Company from its respective obligations under this Agreement or under any other Company Document or Operating Company Document; (b) the Operating Company shall retain such rights and interests as will permit it to comply with its obligations under this Agreement; (c) no such grant, sale or lease shall impair the purposes of the Act; and (d) the Operating Company or the Company shall deliver to the Issuer and the Trustee an Opinion of Nationally Recognized Bond Counsel to the effect that such grant, sale or lease will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. Section 5.02. Indemnification of Issuer, Trustee and Tender Agent. (a) THE COMPANY RELEASES THE ISSUER, THE TRUSTEE AND THE TENDER AGENT FROM, AND COVENANTS AND AGREES THAT THE ISSUER, THE TRUSTEE AND THE TENDER AGENT SHALL NOT BE LIABLE FOR, AND COVENANTS AND AGREES, TO THE EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS THE ISSUER AND ITS DIRECTORS, MEMBERS, OFFICERS, EMPLOYEES AND AGENTS (EACH, AN “ISSUER INDEMNIFIED PARTY”) AND THE TRUSTEE AND THE TENDER AGENT AND THEIR RESPECTIVE DIRECTORS, MEMBERS, OFFICERS, EMPLOYEES

16 4869-4999-9400.5 AND AGENTS (EACH, A “TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY”) FROM AND AGAINST, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES OR EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES, LITIGATION AND COURT COSTS, AMOUNTS PAID IN SETTLEMENT AS CONSENTED TO BY THE COMPANY AND AMOUNTS PAID TO DISCHARGE JUDGMENTS), OF EVERY CONCEIVABLE KIND, CHARACTER AND NATURE WHATSOEVER (INCLUDING FEDERAL AND STATE SECURITIES LAWS) ARISING OUT OF, RESULTING FROM OR IN ANY WAY CONNECTED WITH (I) THE PROJECT FACILITIES, OR THE CONDITIONS, OCCUPANCY, USE, POSSESSION, CONDUCT OR MANAGEMENT OF, OR WORK DONE IN OR ABOUT THE PROJECT FACILITIES OR THE OTHER FACILITIES OF THE COMPANY, THE OPERATING COMPANY OR THEIR AFFILIATES AT THE PLANT, OR FROM THE PLANNING, DESIGN, ACQUISITION, CONSTRUCTION, REHABILITATION, RENOVATION, IMPROVEMENT, INSTALLATION OR EQUIPPING OF THE PROJECT FACILITIES OR ANY PART THEREOF; (II) THE ISSUANCE, SALE OR RESALE OF ANY BONDS OR ANY CERTIFICATIONS OR REPRESENTATIONS MADE IN CONNECTION THEREWITH, THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE INDENTURE OR THE TAX REGULATORY AGREEMENT OR ANY AMENDMENT THERETO AND THE CARRYING OUT OF ANY OF THE TRANSACTIONS CONTEMPLATED BY THE BONDS, THE INDENTURE AND THIS AGREEMENT; (III) THE TRUSTEE’S AND THE TENDER AGENT’S ACCEPTANCE OR ADMINISTRATION OF THE TRUSTS UNDER THE INDENTURE, OR THE EXERCISE OR PERFORMANCE OF ANY OF THEIR POWERS OR DUTIES UNDER THE INDENTURE OR THIS AGREEMENT; (IV) ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF ANY MATERIAL FACT OR OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT REQUIRED TO BE STATED OR NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, IN ANY OFFICIAL STATEMENT OR OTHER OFFERING CIRCULAR UTILIZED BY ANY UNDERWRITER OR PLACEMENT AGENT IN CONNECTION WITH THE SALE OF ANY BONDS OR IN ANY DISCLOSURE MADE BY THE COMPANY TO COMPLY WITH THE REQUIREMENTS OF RULE 15C2-12; (V) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS OR THE RELEASE OF ANY HAZARDOUS MATERIALS AT, FROM, UNDER OR ON THE PROJECT FACILITIES OR ANY OTHER FACILITIES OF THE COMPANY, THE OPERATING COMPANY OR THEIR AFFILIATES AT THE PLANT; (VI) THE DEFEASANCE AND/OR REDEMPTION, IN WHOLE OR IN PART, OF THE BONDS; OR (VII) ANY DECLARATION OF TAXABILITY OF INTEREST ON THE BONDS, OR ALLEGATIONS THAT INTEREST ON THE BONDS IS TAXABLE OR ANY REGULATORY AUDIT OR INQUIRY REGARDING WHETHER INTEREST ON THE BONDS IS TAXABLE; PROVIDED THAT SUCH INDEMNITY SHALL NOT BE REQUIRED FOR DAMAGES THAT RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ANY ISSUER INDEMNIFIED PARTY SEEKING SUCH INDEMNITY OR THAT RESULT FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ANY TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY SEEKING SUCH INDEMNITY. THE COMPANY FURTHER COVENANTS AND AGREES, TO THE EXTENT PERMITTED BY LAW, TO PAY OR TO REIMBURSE THE ISSUER, THE TRUSTEE AND THE TENDER AGENT AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FOR ANY AND ALL

17 4869-4999-9400.5 COSTS, REASONABLE ATTORNEYS’ FEES AND EXPENSES, LIABILITIES OR OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING AGAINST OR OTHERWISE IN CONNECTION WITH ANY SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES, EXPENSES OR ACTIONS, EXCEPT TO THE EXTENT THAT THE SAME ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ISSUER INDEMNIFIED PARTY CLAIMING SUCH PAYMENT OR REIMBURSEMENT OR TO THE EXTENT THAT THE SAME ARISE FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY CLAIMING SUCH PAYMENT OR REIMBURSEMENT. IN NO EVENT SHALL THE ISSUER, THE TRUSTEE OR THE TENDER AGENT BE RESPONSIBLE OR LIABLE FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE LOSS OR DAMAGE OR ANY KIND WHATSOEVER (INCLUDING LOSS OF PROFIT), IRRESPECTIVE OF WHETHER THE ISSUER, THE TRUSTEE OR THE TENDER AGENT HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION. THE PROVISIONS OF THIS SECTION SHALL SURVIVE ANY RESIGNATION OR REMOVAL OF THE TRUSTEE, THE RETIREMENT OF THE BONDS AND THE TERMINATION OF THIS AGREEMENT OR THE INDENTURE. (b) THE COMPANY WILL, TO THE FULLEST EXTENT PERMITTED BY LAW, PROTECT, INDEMNIFY AND SAVE EACH ISSUER INDEMNIFIED PARTY HARMLESS FROM AND AGAINST ALL LIABILITIES, LOSSES, DAMAGES, COSTS, EXPENSES (INCLUDING ATTORNEYS’ FEES AND EXPENSES OF THE ISSUER), TAXES, CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS AND JUDGMENTS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ARISING FROM OR RELATED TO THE ISSUANCE OR SALE OF THE BONDS, INCLUDING: (i) ANY INJURY TO OR DEATH OF ANY PERSON OR DAMAGE TO PROPERTY IN OR UPON THE PROJECT FACILITIES OR GROWING OUT OF OR CONNECTED WITH THE USE, NON-USE, CONDITION OR OCCUPANCY OF THE PROJECT FACILITIES OR ANY PART THEREOF, INCLUDING ANY AND ALL ACTS OR OPERATIONS RELATING TO THE ACQUISITION, CONSTRUCTION, EQUIPPING OR INSTALLATION OF PROPERTY OR IMPROVEMENTS. THE FOREGOING INDEMNIFICATION OBLIGATIONS SHALL NOT BE LIMITED IN ANY WAY BY ANY LIMITATION ON THE AMOUNT OR TYPE OF DAMAGES, COMPENSATION OR BENEFITS PAYABLE BY OR FOR THE COMPANY, CUSTOMERS, SUPPLIERS OR AFFILIATED ORGANIZATIONS UNDER ANY WORKERS’ COMPENSATION ACTS, DISABILITY BENEFIT ACTS OR OTHER EMPLOYEE BENEFIT ACTS; (ii) VIOLATION OF ANY AGREEMENT, PROVISION OR CONDITION OF THIS AGREEMENT, ANY OTHER COMPANY DOCUMENT, THE BONDS OR THE INDENTURE, EXCEPT THAT THE COMPANY SHALL NOT BE LIABLE FOR ANY INDEMNIFICATION TO AN ISSUER INDEMNIFIED PARTY TO THE EXTENT THAT ANY SUCH VIOLATION RESULTS FROM THAT ISSUER INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND EXCEPT THAT THE COMPANY SHALL NOT BE LIABLE FOR ANY INDEMNIFICATION TO A TRUSTEE AND TENDER AGENT INDEMNIFIED

18 4869-4999-9400.5 PARTY TO THE EXTENT THAT ANY SUCH VIOLATION RESULTS FROM THAT TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY’S NEGLIGENCE OR WILLFUL MISCONDUCT; (iii) VIOLATION BY THE COMPANY OR THE OPERATING COMPANY OF ANY CONTRACT, AGREEMENT OR RESTRICTION RELATING TO THE PLANT; (iv) VIOLATION BY THE COMPANY OR THE OPERATING COMPANY OF ANY LAW, ORDINANCE, COURT ORDER OR REGULATION AFFECTING THE PROJECT FACILITIES OR A PART THEREOF OR THE OWNERSHIP, OCCUPANCY OR USE THEREOF; (v) WITH RESPECT TO THE INVESTMENT, REBATE, USE, APPLICATION OR DISBURSEMENT OF THE PROCEEDS FROM THE SALE OF THE BONDS; (vi) ANY STATEMENT OR INFORMATION RELATING TO THE EXPENDITURE OF THE PROCEEDS OF THE BONDS CONTAINED IN THE TAX REGULATORY AGREEMENT OR SIMILAR DOCUMENT FURNISHED BY THE COMPANY OR THE OPERATING COMPANY TO THE ISSUER, THE TRUSTEE OR THE TENDER AGENT WHICH, AT THE TIME MADE, IS MISLEADING, UNTRUE OR INCORRECT IN ANY MATERIAL RESPECT; AND (vii) ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY OFFERING MATERIAL RELATING TO THE SALE OR RESALE OF THE BONDS (AS FROM TIME TO TIME AMENDED OR SUPPLEMENTED) OR ARISING OUT OF OR BASED UPON THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY IN ORDER TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, OR FAILURE TO PROPERLY REGISTER OR OTHERWISE QUALIFY THE SALE OF THE BONDS OR FAILURE TO COMPLY WITH ANY LICENSING OR OTHER LAW OR REGULATION WHICH WOULD AFFECT THE MANNER WHEREBY OR TO WHOM THE BONDS COULD BE SOLD. PROMPTLY AFTER RECEIPT BY AN ISSUER INDEMNIFIED PARTY OR A TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY OF NOTICE OF THE COMMENCEMENT OF ANY ACTION WITH RESPECT TO WHICH INDEMNITY MAY BE SOUGHT AGAINST THE COMPANY UNDER THIS SECTION, SUCH INDEMNIFIED PARTY WILL NOTIFY THE COMPANY IN WRITING OF THE COMMENCEMENT THEREOF, AND, SUBJECT TO THE PROVISIONS HEREINAFTER STATED, THE COMPANY SHALL ASSUME THE DEFENSE OF SUCH ACTION (INCLUDING THE EMPLOYMENT OF COUNSEL, WHO SHALL BE COUNSEL SUBJECT TO THE APPROVAL OF SUCH INDEMNIFIED PARTY, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD, AND THE PAYMENT BY THE COMPANY OF EXPENSES). INSOFAR AS SUCH ACTION SHALL RELATE TO ANY ALLEGED

19 4869-4999-9400.5 LIABILITY WITH RESPECT TO WHICH INDEMNITY MAY BE SOUGHT AGAINST THE COMPANY, THE ISSUER INDEMNIFIED PARTY OR TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL OF THEIR OWN CHOICE IN ANY SUCH ACTION AND TO PARTICIPATE IN THE DEFENSE THEREOF, AND THE REASONABLE FEES AND EXPENSES OF SUCH COUNSEL SHALL BE AT THE EXPENSE OF THE COMPANY; PROVIDED, HOWEVER, THAT A TRUSTEE OR TENDER AGENT INDEMNIFIED PARTY MAY ONLY EMPLOY SEPARATE COUNSEL AT THE EXPENSE OF THE COMPANY IF IN THE REASONABLE, GOOD FAITH JUDGMENT OF SUCH TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY (I) A CONFLICT OF INTEREST EXISTS BY REASON OF COMMON REPRESENTATION OR (II) THERE ARE LEGAL DEFENSES AVAILABLE TO SUCH TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY THAT ARE DIFFERENT FROM OR ARE IN ADDITION TO THOSE AVAILABLE TO THE COMPANY OR ANOTHER TRUSTEE AND TENDER AGENT INDEMNIFIED PARTY OR IF ALL TRUSTEE AND TENDER AGENT INDEMNIFIED PARTIES COMMONLY REPRESENTED DO NOT AGREE AS TO THE ACTION (OR INACTION) OF COUNSEL. ANY SUCH TRUSTEE OR TENDER AGENT INDEMNIFIED PARTY AGREES TO GIVE THE COMPANY PRIOR WRITTEN NOTICE OF ANY DETERMINATION THAT SUCH A CONFLICT EXISTS AND THAT IT INTENDS TO RETAIN SEPARATE COUNSEL. THE COMPANY SHALL NOT SETTLE OR COMPROMISE ANY ACTION OR PROCEEDING DEFENDED BY THE COMPANY WITHOUT THE EXPRESS WRITTEN CONSENT OF THE AFFECTED INDEMNIFIED PARTY, UNLESS SUCH SETTLEMENT OR COMPROMISE (X) INCLUDES AN UNCONDITIONAL RELEASE OF THE AFFECTED INDEMNIFIED PARTY FROM ALL LIABILITY ARISING OUT OF SUCH ACTION OR PROCEEDING AND (Y) DOES NOT INCLUDE A STATEMENT OR ADMISSIONS OF FAULT, CULPABILITY OR A FAILURE TO ACT, BY OR ON BEHALF OF, THE AFFECTED INDEMNIFIED PARTY. THE COMPANY SHALL NOT BE LIABLE FOR ANY SETTLEMENT OF ANY SUCH ACTION EFFECTED WITHOUT ITS CONSENT, BUT IF ANY ACTION IS SETTLED WITH THE CONSENT OF THE COMPANY OR IF THERE BE A FINAL JUDGMENT FOR THE PLAINTIFF IN ANY SUCH ACTION, THE COMPANY SHALL INDEMNIFY AND HOLD HARMLESS EACH INDEMNIFIED PARTY FROM AND AGAINST ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES OR EXPENSES INCURRED OR SUFFERED BY REASON OF SUCH SETTLEMENT OR JUDGMENT. THE PROVISIONS OF THIS SECTION SHALL SURVIVE PAYMENT AND DISCHARGE OF THE BONDS. IF THE TRUSTEE OR THE TENDER AGENT RESIGNS OR IS REPLACED, THE COMPANY’S OBLIGATIONS UNDER THIS SECTION SHALL CONTINUE FOR THE BENEFIT OF THE TRUSTEE AND/OR THE TENDER AGENT, AS THE CASE MAY BE, AS WELL AS THE SUCCESSOR TRUSTEE AND/OR TENDER AGENT. Section 5.03. Company and Operating Company Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds. The Company and the Operating Company each hereby represents that it has taken and caused to be taken, and covenants that it will take and cause to be taken, all actions that may be required of it, alone or in conjunction with the Issuer, and the Operating Company or the Company, as the case may be, for the interest on the Bonds to be and to remain excludable from gross income for federal income tax purposes, and represents that it has

20 4869-4999-9400.5 not taken or permitted or omitted to take, and covenants that it will not take or permit or omit to take, any action that would adversely affect such excludability under the provisions of the Code. The Company also covenants that it will restrict the investment and reinvestment and the use of the proceeds of the Bonds in such manner and to such extent, if any, as may be necessary so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code. The Company hereby covenants that on or before the 90th day following the date any of the Project Facilities are no longer being operated as qualifying exempt facilities under the Code (unless such facilities have simply ceased to be operated), or such later date as provided in the Indenture, the Company shall cause a related amount of Bonds to be redeemed pursuant to the Extraordinary Mandatory Redemption provision of the Bonds as provided in Section 4.02(e) of the Indenture. Section 5.04. Company and Operating Company to Maintain their Existence; Mergers or Consolidations. The Company and the Operating Company each covenants that it will not merge or consolidate with any other legal entity or sell or convey all or substantially all of its assets to any other legal entity (except with respect to the Operating Company and the Project Facilities as provided in Section 5.01), except that each of the Company and the Operating Company may merge or consolidate with, or sell or convey all or substantially all of its assets to any other legal entity, provided that (a) the Company or the Operating Company, as the case may be, shall be the continuing legal entity or the successor legal entity (if other than the Company or the Operating Company, as applicable), shall be a legal entity organized and existing under the laws of the United States of America or a state thereof, and, with respect to the Operating Company, qualified to do business in the State, and, with respect to the Company, such legal entity shall expressly assume the due and punctual payment of the Installment Payments and the Additional Payments and all other payment and performance obligations of the Company hereunder and under the Company Documents in order to ensure timely and proper payment of the principal of, premium, if any, and interest on all the Bonds, according to their tenor, and the due and punctual payment and performance and observance of all the covenants and conditions of this Agreement to be performed by the Company or the Operating Company, as applicable (an “Assumption Agreement”) and (b) the Company or the Operating Company or such successor legal entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default under Section 7.01 shall have occurred and be continuing. The Company and the Operating Company shall, within 30 days after the execution of an Assumption Agreement, furnish to the Issuer, the Trustee and the Operating Company or the Company, as applicable, an executed copy of such Assumption Agreement and appropriate documentation demonstrating that the successor legal entity (if other than the Company or the Operating Company, as applicable) is organized and existing under the laws of the United States of America or a state thereof and, with respect to the Operating Company, is qualified to do business in the State. In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor legal entity of the obligations under this Agreement including, with respect to the

21 4869-4999-9400.5 Company, the payment of Installment Payments in accordance with the foregoing, such successor legal entity shall succeed to and be substituted for the Company or the Operating Company, as applicable, with the same effect as if it had been named herein as a party hereto, and the Company or the Operating Company, as applicable, shall thereupon be relieved of any further obligations or liabilities hereunder (except for those that shall have accrued prior to the effective date of the assumption) including, with respect to the Company, the payment of Installment Payments, and the Company or the Operating Company, as applicable, as the predecessor legal entity may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Section 5.05. Reports and Audits. The Company shall, as soon as practicable but in no event later than six months after the end of each of its fiscal years, file with the Trustee and the Issuer, audited financial statements of the Company prepared as of the end of such fiscal year; provided that the Company may satisfy this requirement by its filing of such information with the Securities and Exchange Commission (www.sec.gov) and the Municipal Securities Rulemaking Board (emma.msrb.org) in accordance with their respective filing requirements. Notwithstanding the above provisions of this Section, the Company shall provide a written copy of the Company’s most recent audited financial statements to the Issuer upon the written request of the Issuer. Section 5.06. Insurance. So long as the Operating Company or the Company owns or leases or otherwise has a property interest in the Project Facilities during the term of this Agreement, the Company or the Operating Company shall maintain, or cause to be maintained, insurance covering the Project Facilities against such risks and in such amounts as is customarily carried by similar industries as the Operating Company or the Company, and which insurance may be, in whole or in part, self-insurance on the part of the Company. Section 5.07. Green Bonds Certificate. The Company will annually, not later than 180 days after the close of the Company’s fiscal year commencing with the fiscal year ending December 31, 2023, deliver a certificate to the Trustee that includes a description of the costs of the Project Facilities funded with the Bonds and the amount of Bond proceeds so applied and stating to the effect that no changes have been made to the Project Facilities that would reasonably be expected to materially adversely affect the environmental benefits of the Project Facilities. Such certificate also shall be posted in the same manner as information is posted for the obligations of the Company under the Continuing Disclosure Agreement. Once the Company has spent all of the proceeds of the Bonds, it shall submit a final certificate to the Trustee (which shall be posted in the same manner as information is posted for the obligations of the Company under the Continuing Disclosure Agreement) that includes a statement that all of the proceeds of the Bonds have been spent. Thereafter, the Company will no longer be obligated to provide this certificate to the Trustee or to post this certificate pursuant to its Continuing Disclosure Agreement obligations. The Trustee shall not have any obligation to review any such certificate provided to the Trustee by the Company, nor shall the Trustee be deemed to have notice of any item contained therein or default that may be disclosed therein in any manner. The Trustee’s sole responsibility with respect to such certificates shall be to act as the depository for such certificates for Holders and to make such certificates available for review by the Holders. Notwithstanding any other provision of this Agreement, failure of the Company to comply, or to cause compliance with, the requirements of this Section, shall not be considered an Event of Default under Section 7.01 hereof.

22 4869-4999-9400.5 Section 5.08. Company to Furnish Notices and Opinions Relating to Changes in Interest Rate Periods. The Company is hereby granted the option to designate from time to time changes in Interest Rate Periods in the manner and to the extent set forth in Section 2.04 of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of proposed changes in Interest Rate Periods to be given in accordance with the provisions of Section 2.04 of the Indenture and to deliver any Opinions of Nationally Recognized Bond Counsel required under the Indenture in connection therewith. ARTICLE VI OPTIONS; PREPAYMENT OF INSTALLMENT PAYMENTS Section 6.01. Options to Terminate Agreement. The Company shall have, and is hereby granted, an option to prepay the Installment Payments and terminate this Agreement, upon satisfaction of the following conditions at any time prior to full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture): (a) in accordance with Article IX of the Indenture, by paying to the Trustee an amount which, when added to the amount on deposit in the funds established under the Indenture and available therefor, will be sufficient to pay, retire and, pursuant to the Indenture, redeem all the outstanding Bonds in accordance with the provisions of the Indenture (including, without limiting the generality of the foregoing, principal of and interest to maturity or the earliest applicable redemption date, as the case may be, and expenses of redemption and the Trustee’s fees and expenses due hereunder or under the Indenture), and, in case of redemption, making arrangements satisfactory to the Trustee for the giving of the required notice of redemption, (b) by giving the Issuer notice in writing of such termination and (c) by making full payment of Additional Payments due under Section 4.02 and the payment of any other amounts due under this Agreement; thereafter such termination shall forthwith become effective. Any prepayment pursuant to this Section shall either comply with the provisions of Article IX of the Indenture or result in redemption of the Bonds within 90 days of the date of prepayment. Nothing contained in this Section shall prevent the payment of part of any of the Bonds pursuant to Article IV or Section 9.02 of the Indenture. Section 6.02. Optional and Extraordinary Optional Redemption; Option to Prepay Installment Payments under Indenture. The Company has the option to redeem the Bonds, in whole or in part, on the terms and conditions set forth in Section 4.02(a), (b) and (c) of the Indenture by prepaying the Installment Payments due under Section 4.01(a). The Company also has the option to redeem the Bonds, in whole or in part, upon the occurrence of certain extraordinary circumstances and on the terms and conditions described in Section 4.02(d) of the Indenture by prepaying the Installment Payments due under Section 4.01(a). Section 6.03. Mandatory Prepayment of Installment Payments. The Company shall have and hereby accepts the obligation to prepay Installment Payments with respect to the Bonds to the extent Extraordinary Mandatory Redemption of the Bonds is required pursuant to Section 4.02(e) of the Indenture.

23 4869-4999-9400.5 Section 6.04. Actions by Issuer. At the written request of the Company, the Issuer shall take all steps required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI; provided that, in such event, the Company shall reimburse the Issuer for its reasonable expenses, including attorneys’ fees, incurred in complying with such request. Section 6.05. Release of Indenture in Event of Prepayment of Installment Payments. Upon the payment of all amounts due hereunder and under the Indenture pursuant to any option or obligation to prepay the Installment Payments in full as provided in this Agreement, the Issuer shall, upon receipt of the prepayment by the Trustee, deliver to the Company, if necessary, a release from the Trustee of the lien of the Indenture. ARTICLE VII EVENTS OF DEFAULT AND REMEDIES Section 7.01. Events of Default. Each of the following shall be an Event of Default: (a) The Company shall fail to pay the amounts required to be paid under Section 4.01, 4.02 or 6.03 on each date specified therein. (b) Failure by the Company or the Operating Company to observe and perform any covenant, condition or agreement on its part to be observed or performed under this Agreement (other than as referred to in Section 7.01(a) and other than certain representations, warranties and covenants regarding various matters relating to the tax status of the interest on the Bonds) and the continuation of such failure for a period of 60 days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company and the Operating Company by the Issuer or the Trustee, unless the Issuer shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Company and/or the Operating Company, as applicable, within the applicable period and is being diligently pursued until the default is corrected. (c) The dissolution or liquidation of the Company or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for 60 days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would materially impair the ability of the Company to carry on its operations, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with creditors or the failure generally by the Company to pay its debts as they become due. (d) The occurrence of an Event of Default as defined in the Indenture. Any declaration of default under subparagraph (c) and the exercise of remedies upon any such declaration will be subject to any applicable limitations of federal bankruptcy law affecting

24 4869-4999-9400.5 or precluding that declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings. Section 7.02. Remedies on Default. Whenever an Event of Default shall have happened and be existing, any one or more of the following remedial steps may be taken: (a) if acceleration of the principal amount of the Bonds has been declared pursuant to Section 7.03 of the Indenture, the Issuer or the Trustee shall declare all Installment Payments to be immediately due and payable, whereupon the same shall become immediately due and payable; or (b) the Issuer or the Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or to enforce the performance and observance of any other obligation or agreement of the Company and/or the Operating Company under this Agreement or the Indenture. Notwithstanding the foregoing, the Trustee shall not be obligated to take any step that in its reasonable opinion will or might cause it to expend time or money or otherwise incur liability unless and until satisfactory indemnity has been furnished to the Trustee at no cost or expense to it. Any amounts collected pursuant to action taken under this Section (except for amounts payable directly to the Issuer or the Trustee or any Tender Agent or Remarketing Agent pursuant to Section 3.04, 3.05, 4.02, 5.02, 7.04, 8.14 or 8.17) shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the Outstanding Bonds have been paid and discharged in accordance with the provisions of the Indenture, shall be paid as provided in Section 9.01 of the Indenture for transfers of remaining amounts in the Bond Fund. The provisions of this Section are subject to the further limitation that the rescission by the Trustee of its declaration that all of the Bonds are immediately due and payable also shall constitute an annulment of any corresponding declaration made pursuant to paragraph (a) of this Section and a waiver and rescission of the consequences of that declaration and of the Event of Default with respect to which that declaration has been made, provided that no such waiver or rescission shall extend to or affect any subsequent or other default or impair any right consequent thereon. Section 7.03. No Remedy Exclusive. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than any notice required by law or for which express provision is made herein. Section 7.04. Agreement to Pay Fees and Expenses. If an Event of Default should occur and the Issuer or the Trustee should incur expenses, including attorneys’ fees, in connection with the enforcement of this Agreement or the collection of sums due hereunder, the Company shall

25 4869-4999-9400.5 reimburse the Issuer and the Trustee, as applicable, for their reasonable and documented out-of- pocket expenses so incurred upon demand. Section 7.05. No Waiver. No failure by the Issuer or the Trustee to insist upon the performance by the Company or the Operating Company of any provision hereof shall constitute a waiver of their right to performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Company or the Operating Company to observe or comply with any provision hereof. Section 7.06. Notice of Default. The Company and the Operating Company shall notify a Responsible Officer of the Trustee (with a copy to the Issuer) immediately and in writing if it becomes aware of the occurrence of any Event of Default hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default. ARTICLE VIII MISCELLANEOUS Section 8.01. Term of Agreement. This Agreement shall be and remain in full force and effect from the Date of Issuance of the Bonds until such time as all of the Bonds shall have been fully paid (or provision made for such payment) pursuant to the Indenture and all other sums payable by the Company under this Agreement shall have been paid, except for obligations of the Company under Sections 3.04, 3.05, 4.02, 5.02, 7.04, 8.14 and 8.17 which shall survive any termination of this Agreement. Notwithstanding any termination of this Agreement, any payment of any or all of the Bonds or any discharge of the Indenture, if Bonds are redeemed pursuant to the Extraordinary Mandatory Redemption provisions of Section 4.02(e) of the Indenture, the Company shall pay all additional amounts required to be paid, if any, under Article IV of the Indenture at the time provided therein. Section 8.02. Amounts Remaining in Funds. Any amounts in the Bond Fund remaining unclaimed by the Holders of Bonds (whether at stated maturity, by redemption or otherwise), shall be deemed to belong, and shall be paid, to the proper party pursuant to applicable escheat laws. Further, any other amounts remaining in the Bond Fund, the Project Fund and any other special fund or account created under this Agreement or the Indenture after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of the Indenture and all other amounts required to be paid under this Agreement and the Indenture have been paid, shall be paid to the Company to the extent that those moneys are in excess of the amounts necessary to effect the payment and discharge of the outstanding Bonds. Section 8.03. Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given at the applicable Notice Address as provided in Section 13.03 of the Indenture. Section 8.04. Extent of Covenants of Issuer; No Personal Liability. All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation

26 4869-4999-9400.5 or agreement shall be deemed to be a covenant, obligation or agreement of any present or future director, member, trustee, officer, agent or employee of the Issuer in other than his or her official capacity, and no official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture. The Issuer shall not be obligated to pay the principal of, Purchase Price or premium, if any, or interest on the Bonds, except from the Pledged Receipts, with no obligation to seek collection thereof. The Company hereby acknowledges that the Issuer’s sole source of moneys to repay the Bonds will be provided by the payments made by the Company pursuant to this Agreement, together with other Pledged Receipts, including investment income on certain funds held by the Trustee under the Indenture, and hereby agrees that if the payments to be made hereunder shall ever prove insufficient to pay all principal of, Purchase Price, and premium, if any, and interest on the Bonds as the same shall become due (whether by maturity, redemption, acceleration or otherwise), the Company shall pay such amounts as are required from time to time to prevent any deficiency or default in the payment of such principal, Purchase Price, premium or interest. Section 8.05. Binding Effect. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Issuer, the Company, the Operating Company and their respective permitted successors and assigns. Section 8.06. Amendments and Supplements. Except as otherwise expressly provided in this Agreement or the Indenture, subsequent to the issuance of the Bonds and prior to all conditions provided for in the Indenture for release of the Indenture having been met, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of Article XI of the Indenture, as applicable. Section 8.07. Execution Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument. Section 8.08. Severability. If any provision of this Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, that determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law. Section 8.09. Governing Law; Venue. This Agreement shall be deemed to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State, without regard to the choice of law rules of the State. Venue for any action under this Agreement to which the Issuer is a party shall lie within the district courts of the State, and the parties hereto consent to the jurisdiction and venue of any such court and hereby waive any argument that venue in such forums is not convenient.

27 4869-4999-9400.5 Section 8.10. Further Assurances and Corrective Instruments. The Issuer (at the sole cost and expense of the Company), the Company and the Operating Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for the further assurance, correction or performance of the expressed intention of this Agreement. Section 8.11. Issuer, Company and Operating Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer, the Company or the Operating Company is required or the Issuer, the Company or the Operating Company is required to take some action at the request of the others, such approval or such request shall be given for the Issuer by a Designated Officer, for the Company by an Authorized Company Representative and for the Operating Company by an Authorized Operating Company Representative. The Trustee and any Tender Agent and Remarketing Agent shall be authorized to act on any such approval or request. Section 8.12. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse under or upon any obligation, covenant or agreement contained in this Agreement or in any agreement supplemental hereto, or in the Bonds, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any stockholder, member, officer or director, as such, past, present or future, of the Company, the Operating Company or of any predecessor or, subject to Section 5.04, successor legal entity, either directly or through the Company, the Operating Company or any predecessor or successor legal entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the Holders thereof and as part of the consideration for the issuance of the Bonds. Section 8.13. Delegation of Duties and Assignment of Rights by Issuer. Pursuant to this Agreement and the Indenture, the Issuer has delegated certain of its duties under this Agreement to the Company, and, pursuant to the Indenture, the Issuer has assigned all of its rights under this Agreement (other than the Issuer’s Unassigned Rights) to the Trustee. The fact of such delegation under this Agreement, and the assignment under the Indenture, shall be deemed sufficient compliance by the Issuer to satisfy its duties so delegated, and the Issuer shall not be liable in any way by reason of acts done or omitted by the Company or the Trustee (nothing herein being deemed to create an obligation of the Trustee to indemnify the Issuer). The Issuer shall have the right at all times to act in reliance upon (y) any authorization, representation or certification of the Company, or (z) any representation or certification of the Trustee. Section 8.14. Survival of Fee Obligation. The right of the Issuer and the Trustee to receive any fees or be reimbursed for any expenses incurred pursuant to this Agreement, and the right of the Issuer and the Trustee to be protected from any liability as provided in this Agreement, shall survive the retirement of the Bonds and the termination of this Agreement. Section 8.15. Liability of Issuer Limited. Notwithstanding anything in this Agreement or in the Bonds, the Issuer shall not be required to advance any moneys derived from any source other than the Pledged Receipts and other assets pledged under the Indenture for any of the purposes in the Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of the Indenture. The Issuer shall not be liable for any costs,

28 4869-4999-9400.5 expenses, losses, damages, claims or actions, of any conceivable kind on any conceivable theory, under or by reason of or in connection with this Agreement, the Bonds or the Indenture, except only to the extent amounts are received for the payment thereof from the Company under this Agreement. The Company hereby acknowledges that the Issuer’s sole source of moneys to repay the Bonds will be provided by the payments made by the Company to the Trustee pursuant to this Agreement, together with investment income on certain funds held by the Trustee under the Indenture, and hereby agrees that if the payments to be made hereunder shall ever prove insufficient to pay all principal (or redemption price) and interest on the Bonds as the same shall become due (whether by maturity, redemption, acceleration or otherwise), the Company shall pay such amounts in accordance with Section 4.01 hereof. The provisions of this Section 8.15 shall be in addition to, and not in lieu of, any other provisions limiting the liability of the Issuer hereunder. Section 8.16. Waiver of Personal Liability. No member, officer, agent or employee of the Issuer or any direct or indirect owner, director, officer, agent or employee of the Company shall be individually or personally liable for the payment of any principal (or redemption price) or interest on the Bonds or any sum hereunder or under the Indenture or be subject to any personal liability or accountability by reason of the execution and delivery of this Agreement; but nothing herein contained shall relieve any such member, direct or indirect owner, director, officer, agent or employee from the performance of any official duty provided by law or by this Agreement. Section 8.17. No Constitutional Debt. It is understood and agreed by the Company and the Holders that no covenant, provisions or agreement of the Issuer herein or in the Bonds or in any other document executed by the Issuer in connection with the issuance, sale and delivery of the Bonds, or any obligation herein or therein imposed upon the Issuer or breach thereof, shall give rise to a pecuniary liability of the Issuer, its directors, officers, employees or agents or a charge against the Issuer’s general credit or general fund or shall obligate the Issuer, its directors, officers, employees or agents financially in any way. No failure of the Issuer to comply with any term, condition, covenant or agreement herein or in the Indenture shall subject the Issuer, its directors, officers, employees or agents to liability for any claim for damages, costs or other financial or pecuniary charges. No execution on any claim, demand, cause of action or judgment shall be levied upon or collected from the general credit or general fund of the Issuer. In making the agreements, provisions and covenants set forth herein, the Issuer has not obligated itself except with respect to the Indenture and the funds and accounts held thereunder and the application of the Pledged Receipts therefrom and from this Agreement, and from the proceeds of the Bonds, as hereinabove provided. The Bonds constitute special, limited revenue obligations of the Issuer, payable solely from proceeds of the Bonds, the Pledged Receipts pledged to the payment thereof pursuant to the Indenture and this Agreement, and the funds and accounts held under and pursuant to the Indenture and pledged therefor. The Bonds, the interest thereon and any other payments or costs incident thereto do not constitute a debt or general obligation of the Issuer, the State or any political subdivision thereof within the meaning of any constitutional or statutory provisions. No provision in this Agreement or any obligation herein imposed upon the Issuer, or the breach thereof, shall

29 4869-4999-9400.5 constitute or give rise to or impose upon the Issuer, the State or any political subdivision thereof a pecuniary liability or a charge upon their general credit or taxing powers. No officer, director, employee, member or agent of the Issuer shall be personally liable under this Agreement. NEITHER THE STATE NOR ANY POLITICAL CORPORATION, SUBDIVISION OR AGENCY OF THE STATE WILL BE OBLIGATED TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS, AND NEITHER THE FAITH AND CREDIT NOR ANY TAXING POWERS OF THE ISSUER, THE STATE OR ANY OTHER POLITICAL CORPORATION, SUBDIVISION OR AGENCY THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, PURCHASE PRICE FOR OR INTEREST ON THE BONDS. THE ISSUER HAS NO TAXING POWER. IT IS FURTHER UNDERSTOOD AND AGREED BY THE COMPANY AND THE HOLDERS THAT THE ISSUER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS SHALL INCUR NO PECUNIARY LIABILITY HEREUNDER AND SHALL NOT BE LIABLE FOR ANY EXPENSES RELATED HERETO, ALL OF WHICH THE COMPANY AGREES TO PAY. IF, NOTWITHSTANDING THE PROVISIONS OF THIS SECTION, THE ISSUER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS INCUR ANY EXPENSE, OR SUFFER ANY LOSSES, CLAIMS OR DAMAGES OR INCURS ANY LIABILITIES, THE COMPANY WILL INDEMNIFY AND HOLD HARMLESS THE ISSUER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS FROM THE SAME AND WILL REIMBURSE THE ISSUER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS IN RELATION THERETO, AND THIS COVENANT TO INDEMNIFY, HOLD HARMLESS AND REIMBURSE THE ISSUER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS SHALL SURVIVE PAYMENT AND DISCHARGE OF THE BONDS. Section 8.18. Section Headings. The table of contents and headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof. References to article and section numbers are references to articles and sections in this Agreement unless otherwise indicated. Section 8.19. Concerning the Trustee. The rights, privileges, protections, indemnities and immunities of the Trustee under the Indenture are hereby incorporated herein as if set forth herein in full and shall be extended to, and shall be enforceable by, the Trustee hereunder. Section 8.20. Joinder of Operating Company. The Operating Company has joined in the execution of this Agreement for the purpose of making and confirming its applicable representations, warranties and covenants contained herein as the owner and operator of the Project Facilities. The Operating Company has no obligation with respect to the obligations of the Company contained herein including, without limitation, the payment obligations of the Company set forth in Sections 4.01 and 4.02, as well as those in Sections 3.05, 5.02, 7.04, 8.14 and 8.17. [Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Issuer has caused this Agreement to be duly executed in its name and its seal to be hereunto affixed by its duly authorized officer, and each of the Company and the Operating Company has caused this Agreement to be duly executed in its name by its duly authorized officer, all as of the date first above written. [SEAL] ARKANSAS DEVELOPMENT FINANCE AUTHORITY Title: President UNITED STATES STEEL CORPORATION By:___________________________________ Name: Ame S. Jahn Title: Vice President - Treasurer & Chief Risk Officer EXPLORATORY VENTURES, LLC By:___________________________________ Name: Ame S. Jahn Title: Treasurer [Signature Page to Loan Agreement]

[Signature Page to Loan Agreement] IN WITNESS WHEREOF, the Issuer has caused this Agreement to be duly executed in its name and its seal to be hereunto affixed by its duly authorized officer, and each of the Company and the Operating Company has caused this Agreement to be duly executed in its name by its duly authorized officer, all as of the date first above written. ARKANSAS DEVELOPMENT FINANCE AUTHORITY [SEAL] By: Name: Mark A. Conine Title: President UNITED STATES STEEL CORPORATION By: __________________________________ Name: Arne S. Jahn Title: Vice President - Treasurer & Chief Risk Officer EXPLORATORY VENTURES, LLC By: __________________________________ Name: Arne S. Jahn Title: Treasurer

A-1 4869-4999-9400.5 EXHIBIT A PROJECT FACILITIES The Project Facilities consist of certain solid waste disposal facilities financed or refinanced with the proceeds of $290,000,000 Environmental Improvement Revenue Bonds, Series 2022 (United States Steel Corporation Project) (Green Bonds) issued by the Arkansas Development Finance Authority (the “Issuer”), including two electric arc furnaces, a ladle furnace and an endless casting and rolling facility and other equipment and facilities, located and to be located at the flat-rolled steel making facility under construction by Exploratory Ventures, LLC (the “Operating Company”), an indirect subsidiary of United States Steel Corporation (the “Company”), near the City of Osceola in Mississippi County, Arkansas, all as more fully described in the Tax Regulatory Agreement, dated as of the date of delivery of such Bonds, between the Issuer and each of the Company and the Operating Company.

B-1 4869-4999-9400.5 EXHIBIT B FORM OF DISBURSEMENT REQUEST Statement No. ____ Requesting Disbursement of Funds from Project Fund pursuant to Section 3.03 of Loan Agreement between the Arkansas Development Finance Authority and each of United States Steel Corporation and Exploratory Ventures, LLC Pursuant to Section 3.03 of the Loan Agreement, dated as of September 1, 2022 (the “Agreement”), between the Arkansas Development Finance Authority (the “Issuer”) and each of United States Steel Corporation (the “Company”) and Exploratory Ventures, LLC (the “Operating Company”), the undersigned Authorized Company Representative hereby requests and authorizes The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under the Trust Indenture, dated as of September 1, 2022 (the “Indenture”), by and between the Issuer and the Trustee, to pay to the Company or the Operating Company or to the person(s) listed on the Disbursement Schedule, if any, attached hereto out of the moneys deposited in the Project Fund (as established pursuant to the Indenture) the aggregate sum of $_____________, to reimburse the Company or the Operating Company in full, or to pay such person(s) as indicated in any Disbursement Schedule, for the advances, payments and expenditures made by it in connection with the acquisition, construction, equipping and installation of the Project Facilities. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. In connection with the foregoing request and authorization, the undersigned hereby certifies that: (a) Each item for which disbursement is requested hereunder is properly payable out of the Project Fund in accordance with the terms and conditions of the Agreement and none of those items has formed the basis for any disbursement heretofore made from the Project Fund; (b) This statement and all exhibits hereto, including the Disbursement Schedule, shall be conclusive evidence of the facts and statements set forth herein and shall constitute full warrant, protection and authority to the Trustee for its actions taken pursuant hereto; and (c) This statement constitutes the approval of the Company of each disbursement hereby requested and authorized. This _________ day of ________________, 20__. Authorized Company Representative

B-2 4869-4999-9400.5 Disbursement Schedule Payee Amount Purpose

C-1 4869-4999-9400.5 EXHIBIT C FORM OF COMPLETION CERTIFICATE Pursuant to Section 3.02 of the Loan Agreement, dated as of September 1, 2022 (the “Agreement”), between the Arkansas Development Finance Authority (the “Issuer”) and each of United States Steel Corporation (the “Company”) and Exploratory Ventures, LLC (the “Operating Company”), the undersigned hereby certifies to the Trustee (all capitalized terms used and not otherwise defined herein having the meaning set forth in the Agreement) the following: (a) the acquisition, construction, equipping and installation of the Project Facilities was substantially completed on or about ____________, 20__; (b) all other facilities necessary in connection with the Project Facilities have been acquired, constructed, equipped and installed; (c) the total amount disbursed as of the date hereof from the Project Fund for the purposes described in Section 3.03 of the Agreement is $_______________; (d) $________________ shall be retained in the Project Fund for the payment of costs of the Project Facilities not yet due or for liabilities which the Company or the Operating Company is contesting or which otherwise should be retained, because __________________________________________________________________ [explain the reasons such amounts are being contested or should be retained]; and (e) other than the amount referred to in (d) above, the remaining balance in the Project Fund of $________________ shall be transferred or disbursed to ______________________________________________________________ for __________________________________________________________________ __________________________________________________________________ [explain the reasons such amounts are being transferred or disbursed and provide the Trustee with an Opinion of Nationally Recognized Bond Counsel to the effect that such transfer or disbursement will not cause the interest on the Bonds to be included in the gross income of the Holders thereof for federal income tax purposes in accordance with Section 5.01(f) of the Indenture]. This _________ day of ________________, 20__. _ Authorized [Operating] Company Representative